


                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

     Re:      Fabri-Centers of America, Inc.
              Commission File No. 1-6695
              Registration Statement of Form S-8
              (1988 Stock Option Plan for Non-Employee Directors)
              ---------------------------------------------------

Gentlemen:

The undersigned directors and officers of Fabri-Centers of America, Inc., an Ohio corporation which proposes to file a Registration Statement on Form S-8 with the Securities and Exchange Commission with respect to 106,500 Class A
Common Shares, without par value, and 82,500 Class B Common Shares of the
Company to be offered pursuant to the terms of the Fabri-Centers of America, Inc. 1988 Stock Option Plan for Non-Employee Directors, hereby constitute and appoint Alan Rosskamm and Robert R. Gerber, and each of them, as their attorney, with full power of substitution and resubstitution, for and in their name, place, and stead, to sign and file the proposed Registration Statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary to assure compliance by the person signing with the Form S-8 Registration Statement filing requirements. The authority confirmed herein shall remain in effect as to each of the undersigned until such time as Securities and Exchange Commission shall receive from such person a written communication terminating or modifying the authority.

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
                               Date                                          Date
                               ----                                          ----
/s/ Alan Rosskamm          August 13, 1996  /s/ Ira Gumberg            August 13, 1996
- -----------------------                     -----------------------
Alan Rosskamm                                    Ira Gumberg

/s/ Robert R. Gerber       August 13, 1996  /s/ Samuel Krasney         August 13, 1996
- ------------------------                    -----------------------
Robert R. Gerber                                Samuel Krasney

/s/ Betty Rosskamm         August 13, 1996   /s/ Frank Newman          August 13, 1996
- ------------------------                    -----------------------
Betty Rosskamm                                   Frank Newman

/s/ Alma Zimmerman         August 13, 1996  /s/ Gregg Searle           August 13, 1996
- ----------------------                      -----------------------
Alma Zimmerman                                  Gregg Searle

/s/ Scott Cowen            August 13, 1996
- ----------------------
Scott Cowen